UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------
                                    FORM 8-K

                            -----------------------

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                  July 16, 2004
                        (Date of earliest event reported)

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                           Quintek Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

          California                    0-29719                  77-0505346
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)



                  17951Lyons Circle, Huntington Beach, CA 92647
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               (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including area code: 714-848-7741


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 Entry into a Material Definitive Agreement

(a) On July 16, 2004 Quintek Services, Inc. (QSI), a wholly-owned subsidiary of Quintek Technologies, Inc.(Quintek), entered into a Master Services Agreement
(MSA) with GMAC Mortgage Corporation (Client), a wholly owned subsidiary of General Motors Corporation, under which QSI shall provide Client with document imaging scanning services for loan documents in scope and amount estimated to be $5,136,000. The MSA has an initial five year term, although it may be terminated by Client on 30 days written notice.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant

         (a) On July 23, 2004, Quintek entered into a Lease Guarantee agreement with an accredited investor whereby the investor personally guaranteed an equipment lease entered into by Quintek, which allowed Quintek to lease equipment necessary to perform services pursuant to the MSA described above in Item 1.01. The investor received a five year warrant to purchase three hundred fifty thousand shares of Quintek common stock at an exercise price of $0.10 as partial consideration for the guarantee. The Lease Guarantee agreement is attached hereto as Exhibit 10.23.

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         (b)  On August 10, 2004 Quintek  entered into a Master Lease  Agreement with Vencore Solutions LLC whereby Quintek leased optical scanning equipment valued at $240,000 from Vencore Soutions LLC. The term of the lease is 36 months for leased hardware with monthly lease payments of 3.45% of the leased value amount. The lease term is 18 months for leased hardware with monthly lease payments of 6.35% of the leased value amount. The Master Lease Agreement is attached hereto as Exhibit 10.24.

         (c) On October 18, 2004, Quintek Technologies, Inc. executed a promissory note to an accredited investor for $250,000, all due and payable by Quintek in six months, bearing a 5 3/4 % annual interest rate. The promissory note is secured by shares of investment stock owned by Quintek. Additionally, the investor was granted a three year warrant to purchase five million shares of Quintek common stock at an exercise price of $0.10; and Quintek agreed to register the shares underlying the investor warrant with the Securities Exchange Commission. The shares underlying the warrant are callable by Quintek at a price of $0.000001 per share, provided Quintek's common stock trades on the OTCBB (or other principal market or exchange) at a closing bid price of at least $0.30 for 10 consecutive trading days and the shares underlying the warrant have been registered with the Securities Exchange Commission by an effective registration statement. The proceeds from sale of the promissory note were used to provide security for a performance bond required to perform services pursuant to the MSA described above in Item 1.01. On October 20, 2004, Quintek received a performance bond from International Fidelity Insurance Company in the amount of $250,000. The Note Purchase Agreement is attached hereto as Exhibit 10.25.

Item 3.02 Unregistered  Sales of Equity  Securities

         (a) On July 23, 2004, Quintek granted an accredited investor a five year warrant to purchase three hundred fifty thousand shares of Quintek common stock at an exercise price of $0.10 per share. The warrant was granted as partial consideration of the investor's personal guarantee of an equipment lease entered into by Quintek as described in Item 2.03(b) above.

         (b) On October 18, 2004, Quintek granted an accredited investor a three year warrant to purchase five million shares of Quintek common stock at an exercise price of $0.10 per share. The warrant was granted as partial consideration of purchase of a note from Quintek as described in Item 2.03 (c) above.

Unless otherwise noted, the sales set forth above involved no underwriter's discounts or commissions and are claimed to be exempt from registration with the Securities and Exchange Commission pursuant to Section 4 (2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving a public offering, the issuance and sale by Quintek of its securities to financially sophisticated individuals who are fully aware of Quintek's activities, as well


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as its business and financial  condition,  and who acquired said  securities for investment purposes and understood the ramifications of same. Item 9.01. Financial Statements and Exhibits. (c) (1) Exhibit 10.23- Lease Guarantee
Agreement dated July 23, 2004 (2) Exhibit 10.24- Master Lease Agreement dated August 10, 2004 (3) Exhibit 10.25- Note Purchase Agreement dated October 18, 2004

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                            Quintek Technologies, Inc.
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                                            (Registrant)
November 3, 2004
-------------------------------             /s/   ANDREW HAAG
(Date)                                      ------------------------------------
                                             Andrew Haag
                                             Chief Financial Officer